Deferred revenue	12 Months Ended
Dec. 31, 2023
Disclosure Of Deferred Revenue [Abstract]
Deferred revenue [Text Block]

21. Deferred revenue

Peru Stream Agreement

For the year ended December 31, 2023, the drawdown rates for the Peru stream agreement for gold and silver were $820 and $15.26 per ounce, respectively (year ended December 31, 2022 - $734 and $14.95 per ounce, respectively).

777 Stream Agreement

As of September 30, 2022 all of 777's precious metals reserves and inventory levels have been depleted and we expect no further drawdown of deferred revenue.

As part of the streaming agreement for the 777 mine, Hudbay must repay, with precious metals credits, the stream deposit by August 1, 2052, the expiry date of the agreement. If the stream deposit is not fully repaid with precious metals credits from 777 production by the expiry date, a payment for the remaining amount will be due at the expiry date of the agreement. As the 777 mine has concluded all mining activities following the depletion of reserves and finalized the sales of produced concentrate, Hudbay concluded that the remaining stream deposit will not be repaid by means of precious metals credits from 777 production. The repayment amount is recorded as a Wheaton refund liability (note 17), which is and will be discounted at the 9.0% rate inherent in the original 777 stream agreement and accreted over the remaining term of the agreement.

The following table summarizes changes in deferred revenue:

Balance, January 1, 2022	$515,326
Amortization of deferred revenue (note 7a)
Liability drawdown	(72,229)
Variable consideration adjustments - prior periods	(959)
Accretion on streaming arrangements (note 7f)
Current year additions	28,718
Variable consideration adjustments - prior periods	(940)
Effects of changes in foreign exchange	(378)
Balance, December 31, 2022	$469,538
Amortization of deferred revenue (note 7a)
Liability drawdown	(72,424)
Variable consideration adjustments - prior periods	(4,885)
Accretion on streaming arrangements (note 7f)
Current year-to-date additions	26,387
Variable consideration adjustments - prior periods	(96)
Balance, December 31, 2023	$418,520

Consideration from the Company's stream agreement is considered variable. Gold and silver stream revenue can be subject to cumulative adjustments when the number of ounces to be delivered under the contract changes. As a result of changes in the Company's mineral reserve and resource estimate in the first quarter of 2023, the amortization rate by which deferred revenue is drawn down into income was adjusted and, as required, a current period variable adjustment was made for all prior period stream revenues since the stream agreement inception date. This variable consideration adjustment resulted in an increase in revenue of $4,885 and a decrease of finance expense of $96 for the year ended December 31, 2023 (December 31, 2022 - increase in revenue of $959 and a decrease of finance expense of $940).

Deferred revenue is reflected in the consolidated balance sheets as follows:

	Dec. 31, 2023	Dec. 31, 2022
Current	$87,672	$64,658
Non-current	330,848	404,880
	$418,520	$469,538